SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  July 30, 2007
                        ---------------------------------
                         Date of Earliest Reported Event

                              AMEN Properties, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
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                            (Commission File Number)

                                   54-1831588
                        ---------------------------------
                        (IRS Employer Identification No.)

                         203 W. Wall Street, Suite 2300
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[__] Written communications pursuant to Rule 425 under Securities Act (17 CFR
     230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On July 30, 2007 Amen Properties (the "Company") finalized an employment agreement with the Company's Chief Financial Officer, Kris Oliver. This agreement memorializes the compensation that was agreed upon with Mr. Oliver as an inducement for employment and has been unanimously approved by the Compensation Committee of the Company. In accordance with NASDAQ disclosure regulations, a press release has also been issued which contains this information.

Under the provisions of the employment agreement, Mr. Oliver will receive an annual salary of $140,000. The term of the agreement is two years, commencing March 1, 2007 and ending February 28, 2009, during which Mr. Oliver cannot be terminated except for Cause, as defined within the agreement. In addition to his annual salary, Mr. Oliver will be paid an annual bonus based on the increase in Book Value per Share ("BVPS") of the Company's common stock (measured on a fully diluted basis). The minimum increase in BVPS required to earn any bonus shall be 10%, for which Mr. Oliver will receive a bonus equal to 10% of his annual salary. The maximum bonus that Mr. Oliver can earn for any one fiscal year is equal to 60% of his annual salary. A 20% increase in BVPS is required for Mr. Oliver to earn the maximum bonus payout. For increases in BVPS between 10% and 20%, Mr. Oliver will receive a pro rated bonus.

Mr. Oliver can receive his annual bonus in cash, restricted stock or any combination of the two. The monetary value of any portion of the annual bonus that Mr. Oliver elects to receive in restricted stock shall be adjusted upward by 20%. For example, a $10,000 cash bonus would be worth $12,000 in restricted stock. The stock price that will be used for determining the number of shares to be awarded for Mr. Oliver's bonus will be the average closing stock price for the last twenty days of the period for which the bonus is being paid. For fiscal year 2007, Mr. Oliver's bonus will be based on the increase in BVPS for fiscal year 2007; in 2008, the bonus will be based on the average increase in BVPS for fiscal years 2007 and 2008; thereafter, the bonus will be based on a three year moving average increase in BVPS.

Item 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          NONE

     (b)  Pro Forma Financial Information.

          NONE

     (c)  Exhibits.

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Title                                        Exhibit #
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Employment Agreement for Kris Oliver         10.1
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AMEN PROPERTIES, INC.
                                                     (Registrant)


                                                     By: /s/ Jon Morgan
                                                         -----------------------
Date: July 30, 2007                                      Jon Morgan
                                                         Chief Executive Officer

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